KEY JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2022
KEY JUDGEMENTS AND ESTIMATES
KEY JUDGEMENTS AND ESTIMATES

6.KEY JUDGEMENTS AND ESTIMATES

In the application of the Group’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised where the revision affects only that period, or in the period of the revision and future periods where the revision affects both current and future periods.

The estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities are outlined below.

Valuation of tangible and intangible fixed assets- Notes 18 and 19

The directors considered whether any impairments were required on the value of the property, plant and equipment. In doing so they made use of forecasts of revenues and expenditure prepared by the Group and came to the conclusion that impairment of those assets were required based on current forecasts. Key assumptions include Bitcoin production, hashprice and the discount rate.

The assets held within Argo Labs are classified as intangible assets. Any impairment of these assets is reflected in the income statement and any increases in fair value are reflected in the fair value reserve. Argo Labs is an in-house innovation arm focused on identifying opportunities within the disruptive and innovative sectors of the broader cryptocurrency ecosystem. Argo Labs uses a portion of Argo’s crypto assets to deploy into various blockchain projects.

Stock-based compensation – Note 22

During the year (and in previous years) share based payments were made based on the fees due to certain individuals for services to be performed by them in the future. In calculating these payments, where possible the Directors consulted with professional advisers to establish the market rate for these services. In addition to this, the company has also issued warrants and options to Directors, consultants and employees which have been valued in accordance with the Black Scholes model. Significant estimation and judgement is required by the directors when using the Black Scholes method. Further details of these estimates are available in note 22.

Investments accounted for using the equity method – Note 16

The Group holds significant influence over certain entities that are accounted for under the equity method of accounting. The shareholdings and nature of relationship details are in Note 16. The equity accounted loss has been calculated based on the latest management accounts made available by the investee company, which were unaudited.

Contingent liabilities – Notes 13 and 28

The Group is subject to tax liabilities as assessed by the tax authorities in the jurisdictions in which it operates. The Group has recorded its tax liabilities based on the information which it has available, as described in Note 13. However, a tax authority could challenge our allocation of income and transfer pricing, or assert that we are subject to a tax in a jurisdiction where we believe we have not established a taxable connection. If successful, these challenge could increase our expected tax liability in one or more jurisdictions. The Group is also subject to a class action lawsuit as described in Note 28 and no accrual has been made as there is no basis to estimate any liability.